Rule 497(e)
                                              File Nos. 333-15119 and 811-07893

                     CITISELECT VIP FOLIO 200 CONSERVATIVE
                       CITISELECT VIP FOLIO 300 BALANCED
                        CITISELECT VIP FOLIO 400 GROWTH
                      CITISELECT VIP FOLIO 500 GROWTH PLUS

                     Supplement dated February 28, 2001 to
                          Prospectus dated May 1, 2000

On February 16, 2001, the Board of Trustees of Variable Annuity Portfolios, on behalf of CitiSelect VIP Folio 200 Conservative, CitiSelect VIP Folio 300 Balanced, CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus, respectively (collectively referred to herein as the "Funds"), approved proposed reorganizations pursuant to which (i) Smith Barney Appreciation Portfolio, a series of Greenwich Street Series Fund ("Appreciation Portfolio"), would acquire the assets and assume the liabilities of CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced in exchange for shares of the Appreciation Portfolio and (ii) Smith Barney Aggressive Growth Portfolio, a series of Travelers Series Fund Inc. ("Aggressive Growth Portfolio") would acquire the assets and assume the stated liabilities of CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus in exchange for shares of the Aggressive Growth Portfolio.

The reorganizations of CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced will allow their shareholders to maintain an investment in a fund which has, in some ways, similar investment objectives and investment policies, although there are important differences. The Trustees believe that combining the assets of CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced with Appreciation Portfolio will result in more efficient mutual fund operations due to potential economies of scale. PLEASE REVIEW CAREFULLY THE PROSPECTUS FOR APPRECIATION PORTFOLIO WHICH ACCOMPANIES THIS PROSPECTUS AND WHICH CONTAINS, AMONG OTHER THINGS, MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES, RISKS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN APPRECIATION PORTFOLIO.

The reorganizations of CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus will allow their shareholders to maintain an investment in a fund which has, in many ways, similar investment objectives and investment policies, although there are important differences. The Trustees believe that combining the assets of CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus with Aggressive Growth Portfolio will result in more efficient mutual fund operations due to potential economies of scale. PLEASE REVIEW CAREFULLY THE PROSPECTUS FOR AGGRESSIVE GROWTH PORTFOLIO WHICH ACCOMPANIES THIS PROSPECTUS AND WHICH CONTAINS, AMONG OTHER THINGS, MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES, RISKS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN AGGRESSIVE GROWTH PORTFOLIO.

Under the terms of the proposed reorganizations, CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced shareholders would receive shares of the Appreciation Portfolio equal in value to their investments in CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced in accordance with the terms of the reorganizations. CitiSelect VIP Folio 200 Conservative and CitiSelect VIP Folio 300 Balanced shareholders would not be charged a sales load when Appreciation Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganizations.

Similarly, CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus shareholders would receive shares of the Aggressive Growth Portfolio equal in value to their investments in CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus in accordance with the terms of the reorganizations. CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus

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shareholders would not be charged a sales load when Aggressive Growth Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganizations.

The proposed reorganizations are subject to the fulfillment of certain conditions, including approval by the shareholders of the Funds. Proxy materials describing the proposed reorganization will be mailed on or about March 30, 2001 to Fund shareholders of record on February 20, 2001, in anticipation of a meeting of the shareholders expected to be held on April 18, 2001. If approved by Fund shareholders at that time, the reorganizations will occur as soon after the shareholder meetings as practicable.